ENVERIC BIOSCIENCES

Next Generation Mental Health™



CORPORATE PRESENTATION
Q2 2023

Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in early stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the risk that the cost savings, synergies and growth from Enveric Biosciences' combination with MagicMed Industries Inc. ("MagicMed") and the successful use of the rights and technologies acquired in the combination may not be fully realized or may take longer to realize than expected;
- the impact of the novel coronavirus (COVID-19) on Enveric Biosciences' business, including Enveric Biosciences' current plans for product development, as well as any currently ongoing preclinical studies and clinical trials and any future studies or other development or commercialization activities;
- the limited study on the effects of medical cannabinoids and psychedelics, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of cannabinoids or psychedelics;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- political, economic, and military instability in Israel which may impede Enveric Biosciences' development programs;
- Enveric Biosciences' ability to successfully spin-off its cannabinoid assets;
- the effect that the reverse stock split of Enveric Biosciences' common stock effected on July 14, 2022 may have on the price of Enveric Biosciences' common stock; and
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: Enveric Biosciences is unable to promptly and effectively integrate MagicMed's businesses; disruption from the integration of MagicMed makes it more difficult to maintain business, contractual and operational relationships; legal proceedings are instituted against Enveric Biosciences in relation to the amalgamation or otherwise; and the consummation of the amalgamation has a negative effect on the market price of the capital stock of Enveric Biosciences or on Enveric Biosciences' operating results. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Enveric Biosciences or Enveric Biosciences' ability to successfully realize the expected benefits from the amalgamation. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.



Enveric Biosciences is a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression and addiction disorders.

Our mission is to pioneer new and innovative solutions with the potential to have profound effects on patients and their families, and to deliver life-changing medicines for diseases affecting the brain.

Executive Summary

Enveric Biosciences (NASDAQ: ENVB)

- Comprised of a team of experienced CNS drug developers who have successfully led programs from inception to market approval
- Drug platform that has created 500+ New Chemical Entities to date, intended to deliver greater benefits to patient as compared to current standard of care
- Filed 15+ patents covering over 1 million molecules
- Development candidates identified and progressing through IND-enabling studies
- Lead product, EB-373, expected to enter first-in-human Phase 1 clinical trial in anxiety disorder in Q4 2023
- Trial to be conducted in Australia to capitalize on favorable clinical, regulatory and cost-saving opportunities

Executing with Experience and Passion: Pharma & Bio Leadership



Dr. Joseph Tucker
Chief Executive Officer & Director

Dr. Tucker has 20 years' experience in biotechnology, founded and took several biotech companies public, and has had three acquisition exits.



Mr. Avani Kanubaddi
President & Chief Operating Officer

Mr. Kanubaddi has over 20 years in the Life Science industry, from Big Pharma to start-ups, covering medical devices, consumer products, and biotechnology.



Dr. Bob Dagher
Chief Medical Officer

Seasoned executive physician and drug developer with C-level leadership roles at early-stage biotechnology start-up, as well as at clinical research organizations and large pharmaceutical companies.



Mr. Kevin Coveney
Chief Financial Officer

Mr. Coveney brings 30+ years of accounting, finance, and operations experience to Enveric, having previously served as Chief Financial Officer for multiple biotechnology companies.



Dr. Peter Facchini
Chief Innovation Officer

Dr. Facchini has been a professor for 25 years, founded 4 biotechnology companies and holds over 40 patents.



Dr. Rick Light
Vice-President, CMC

Dr. Light has over 30 year's experience and 8 patents in biotechnology covering a career in Discovery, Product Development and Regulatory support.



Dr. Kevin Leach
Vice President Translational & Non-Clinical Sciences

Dr. Leach has over 20 years of experience in pharmaceutical and biotechnology. He has led teams that brought forward several approved drugs across various indications and molecular platforms.

Anxiety Continues to be a Tremendous Unmet Need with Limited Innovation in Nearly Two Decades

- Anxiety disorders are among the most common CNS Disorders, ranking second.
- Anxiety disorders are chronic conditions that remain poorly controlled despite available treatments.
- The last FDA-approved drug to treat Generalized Anxiety Disorder was Cymbalta (Duloxetine) approved nearly 20 years ago (2004)

Top 5 CNS Disorders Prevalence Per Million



Headache
152.8
Anxiety Disorders
69.1
Sleep disorders
44.9
Mood disorders
33.3
Somatoform disorder
20.4

Source: Gustavsson et al. Cost of disorders of the brain in Europe 2010. European Neuropsychopharmacology 21, 718-779 (2011).

Percent of Adults Ages 18-64 in the General Population Who Meet Diagnostic Criteria for Anxiety Disorders in the Past Year and in Their Lifetime

	12-Month Prevalence	Lifetime Prevalence
ANXIETY DISORDER	%	%
Specific Phobia	10.1	13.8
Social Anxiety Disorder	8.0	**13**
Generalized Anxiety Disorder	2.9	**6.2**
Panic Disorder	3.1	5.2
Agoraphobia	1.7	2.6

Adapted from: Kessler et al. Twelve-month and lifetime prevalence and lifetime morbid risk of anxiety and mood disorders in the United States. Int J Methods Psych Res. 21(3): 169–184 (2012).

Advancing Psychedelic Compounds in the Treatment of Mental Health

1st Generation Psilocybin:

- Currently under investigation
- Challenges with patentability
- Anecdotal evidence in the absence of rigorous investigations

Limitations:

1 – Slow onset of action

2 – Prolonged and inconsistent psychedelic-experience

3 – GI upset Safety & Tolerability Issues

Passie et al. The Pharmacology of Psilocybin. Addiction Biology (2002) 7, 357–364

Enveric's Psychedelic-Inspired Therapies

- Multiple, novel molecules in development with EB-373 ready to enter clinic
- Established IP governing method of use and mechanism of action
- Well-researched with animal

Benefits:

1 – More rapid onset

2 – More focused, controlled therapeutic effect

3 – Prodrug design minimizes GI issues

PROPRIETARY DISCOVERY PLATFORM – Psybrary™ + PsyAI

PSYBRARY™

- Combines synthetic biology and traditional chemistry techniques to create a library of molecules that is larger and more diverse than what chemistry techniques alone can achieve

PSYAI

- Machine-learning models combined with 3D structure generation pinpoint pharmaceutical candidates best suited to treat specific mental health indications

PIPELINE CANDIDATE

- Enveric analyzes the data to select pipeline candidates that will be the most valuable for the company and its future patients

EVM Program Pipeline

Two Separate Series of Differentiated Assets for Mental Health Indications

PROGRAM	DISCOVERY	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT MILESTONE
EVM201 SERIES - Next Generation Synthetic Psilocybin Analogues						
EB-373 *Anxiety Disorder*						**Initiate Phase 1 Trial (Q4 2023)**
EVM301 SERIES – NCEs with Optimized Psychoactive Properties						
UNDISCLOSED						**Lead Selection (Q4 2023)**

EVM201 Series – Enhanced Drug-Like Properties

Next generation synthetic psilocybin analogues

Rationally designed prodrugs of the active metabolite: psilocin

Altered metabolic and pharmacokinetic properties to achieve improved risk/benefit profile

OPTIMIZED DELIVERY ROUTE

- ✓ Can be administered via oral, intra-nasal, buccal or intravenous route

WIDE RANGING DOSE FLEXIBILITY

- ✓ Faster access to target (brain)
- ✓ Avoids first-pass metabolism through intestine and liver (portal vein)

THERAPEUTIC BENEFIT AT LOWER DOSE

- ✓ Improved brain exposure
- ✓ Potential for lower side effects (GI, systemic, etc.)

EVM201 Molecules release psilocin and Produce Modulated Response in Animal Model of Hallucination

EVM201 molecules, at different dose levels and brain exposures, produce consistent level of 5-HT2A-mediated Head Twitch Response in mice


HTR
#HTR count 15-30 min post-dose
20
10
Psilocybin
EVM201-a
EVM201-b
EVM201-c
EVM201-d
EVM201-e
EVM201-f
Exposure
AUC(0-tlast) (h*ng/mL)
1000
100
10
1

Range of Psilocybin-induced HTR

Multiple dose levels yield a range of exposure of psilocin in plasma to enable proper modulation of hallucinogenic experience

- # HTR assessed during the 15-30 min window post-administration

- HTR: Head Twitch Response

- Data on File; Enveric Biosciences.

EVM201 Series Provides Complete Rescue of Anxiety in Animal Model

Marble Burying: *a pharmacodynamic mouse model that measures aspects reflective of anxiety disorders in human*



Day 1
p < 0.0001
p = 0.0004
p = 0.8123
Marbles Buried (%)
100
75
50
25
0
Control
Stress
Control
Stress
Stress
VEH
PSIL
EVM201
♀♂
Day 7
p = 0.0003
p = 0.0001
p = 0.9999
Marbles Buried (%)
100
75
50
25
0
Control
Stress
Control
Stress
Stress
VEH
PSIL
EVM201

A Single Dose of EVM201 Demonstrates Complete Rescue of Anxiety in Stressed Animal Model on Day-1 and up Starting to Day-7 post-treatment.

- PSIL: Psilocybin
- Data on File; Enveric Biosciences.

EB-373

Lead Product Candidate for the Treatment of Anxiety Disorder

New Chemical Entity

- ✓Next generation synthetic psilocin prodrug
- ✓Recognized as NCE by Australia's Therapeutic Goods Administration (TGA)

Clinical Development Strategy

- ✓Phase 1 clinical trial expected to initiate in Q4 2023
- ✓Trial to occur in Australia


EB-373

Anxiety Disorder

- ✓Data from preclinical anxiety study demonstrated rapid onset and duration of effect

IP Protected

- ✓Multiple layers of patent protection derived from NCE status and EVM 200 Series filings

EVM301 Series

GEN-3's Innovative Approach for Treating Mental Health Diseases

MAXIMIZING THERAPEUTIC EFFECT

- New molecular entities designed to hit multiple receptors in the serotonin family simultaneously
- Targeting subset of serotonin receptors along with synergistic effects on other brain receptor systems
- Potential to minimize unwanted side-effects due to "off site" receptor activity

MINIMIZING HALLUCINATORY ACTIVITY

- Molecules with optimized psychoactive properties without the hallucinatory effect
- Differentiated from "psychedelic drugs" where inducing hallucinations is key to MoA
- Ability to administer without psychotherapy or in the presence of healthcare professional
- Drug could be prescribed for daily maintenance and taken at times and in settings more convenient to patient

Three Moats Protecting Enveric's Strong Intellectual Property


ENVB

Inner Moat

- 5 years New Chemical Entity (NCE) and 3 years New Clinical Study (NCS) Exclusivity from FDA.
- 8-year Data Exclusivity, 10-year Market protection from EMA.

Second Moat

- Submitted 15+ patent applications covering EVM201 & EVM301.

Outer Moat

- IP Discovery Platform
- Psybrary™ and PsyAI™
- Portfolio of 500+ drug candidates and the means to synthesize and test them.

Anticipated Milestones

2022	2023				2024			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

EVM201 SERIES – EB373

Candidate Selection	Australia subsidiary, CRO partner; trial site preparation	First-in-Human Phase 1 Trial

EVM301 SERIES

Target Product	Psybrary Screening	Molecule Design	*In-vitro, In-vivo Testing*	Lead Selection	Lead Candidate Nomination	IND Enabling Studies

Nasdaq :ENVB

Enveric Biosciences is a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression and addiction disorders.

Experienced Team

- Team of experienced CNS drug developers who have successfully led programs from inception to market approval

Highly Capable Drug Development Platform

- Focused on creating new drugs for Anxiety, the 2nd most prevalent group of CNS disorders with no new approved drugs since 2004
- Foundation is our drug discovery platform that has created 500+NCEs, filed more than 15+ patents covering 1MM+ possible molecules

Promising Development Candidates

- First of several development candidates selected from promising NCEs that demonstrate psilocin-release and positive effect on anxiety in animal models

ENVERIC BIOSCIENCES

Next Generation Mental Health™

Thank you!

